UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2015

Whitestone REIT
(Exact Name of Registrant as Specified in Charter)

Maryland	001-34855	76-0594970

(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500
Houston, TX	77063

(Address of Principal Executive Offices)	(Zip Code)

(713) 827-9595

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No.1 on Form 8-K/A (“Amendment No. 1”) is being filed by Whitestone REIT (the “Company”) to amend and restate its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 13, 2015 (the “Original Filing”) reporting the results of shareholder voting at the Company’s annual meeting of shareholders held on May 11, 2015. This Amendment No. 1 is being filed to correct a typographical error in the voting results reported in the Original Filing under Proposal 1: Election of Trustees. Except as expressly stated herein and below, this Amendment No. 1 does not amend or update any other information contained in the Original Filing, which remains unchanged.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Whitestone REIT (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on May 11, 2015. At the Annual Meeting, the Company’s shareholders voted on each of the proposals presented, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2015. Holders of 19,836,067 of the Company’s common shares were present in person or represented by proxy at the Annual Meeting.

The following are the voting results on each proposal presented to the Company's shareholders at the Annual Meeting:

Proposal 1: Election of Trustees

The following individuals were elected as trustees to serve until the 2018 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The following votes were taken in connection with this proposal:

Trustee	Votes For	Votes Withheld	Broker Non-Votes
James C. Mastandrea	13,414,249	411,984	6,009,834
Jack L. Mahaffey	11,474,755	2,351,478	6,009,834

Paul T. Lambert will continue to hold office until the 2016 Annual Meeting of Shareholders and Daryl J. Carter and Donald F. Keating will continue to hold office until the 2017 Annual Meeting of Shareholders.

Proposal 2: Ratification of the Selection of the Independent Registered Public Accounting Firm

The proposal to ratify the selection of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was approved. The following votes were taken in connection with this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,568,020	209,293	58,754	—

Proposal 3: Shareholder Proposal

The shareholder proposal relating to a recommendation to change the voting standard for trustee elections was not approved. The following votes were taken in connection with this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,540,501	9,042,608	243,117	6,009,841

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
Date: June 1, 2015	By:	/s/ David K. Holeman
David K. Holeman
Chief Financial Officer